Exhibit 3



                  TRANSACTIONS IN SHARES OF THE COMPANY
                             DURING THE PAST 60 DAYS



            The Reporting Persons engaged in the following transactions in Shares of the Company during the past 60 days. All transactions involved purchases of Shares on the New York Stock Exchange.


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Reporting Person          Date of           Number of      Price Per
With Direct               Transaction       Shares         Share
Beneficial                                                 (Excluding
Ownership                                                  Commission)
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Greenbelt                 10/13/97           71,500        20
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Greenbelt                 10/14/97           77,900        19.75
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Greenbelt                 10/20/97           25,500        19.875
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Greenbelt                 10/27/97           40,000        19.1234
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Greenbelt                 10/30/97            5,700        19.5
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Greenbelt                 10/31/97           50,000        19.5
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Greenbelt                 11/12/97          150,000        20.0834
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Greenbelt                 11/12/97           67,600        20.0579
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Greenbelt                 11/12/97          214,100        20.0618
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Greenbelt                 11/13/97           96,700        20.0302
-------------------------------------------------------------------------------
Greenbelt                 11/13/97           39,500        19.75
===============================================================================